UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2007

Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number
1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits (d) Exhibits.
Exhibit 4.1
Exhibit 4.2
Exhibit 10.1
Exhibit 99.1

Exhibit 4.1	Pinnacle West Capital Corporation --
Pinnacle West Capital Corporation Articles of Incorporation, amended as of May 23, 2007

Exhibit 4.2	Pinnacle West Capital Corporation --
Pinnacle West Capital Corporation Bylaws, amended as of May 23, 2007

Exhibit 10.1	Pinnacle West Capital Corporation/Arizona Public Service Company --
Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan

Exhibit 99.1	Pinnacle West Capital Corporation/Arizona Public Service Company --
Excerpt from Pinnacle West Capital Corporation 2007 Proxy Statement

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Approval of the 2007 Long-Term Incentive Plan. On May 23, 2007, the shareholders of Pinnacle West Capital Corporation (“Pinnacle West” or the “Company”) approved the Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan (the “2007 Plan”). The 2007 Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance share units, performance cash awards, dividend equivalents and stock to existing and prospective employees, officers, members of the board of directors, consultants and advisors. The 2007 Plan also allows for awards that qualify as performance-based pay. The Human Resources Committee of Pinnacle West’s Board of Directors (the “Committee”) selects award recipients and administers the 2007 Plan. The 2007 Plan will terminate on May 23, 2017.
     The aggregate number of shares of Pinnacle West common stock that can be subject to awards under the 2007 Plan cannot exceed 8,000,000 and the Committee cannot grant awards relating to more than 500,000 shares of stock to any one participant in a calendar year. Shares of stock issued in connection with awards other than options and stock appreciation rights will be counted against the shares available for grant under the 2007 Plan as two shares for every one share issued in connection with the award. Shares of stock issued in connection with the exercise of an option or stock appreciation right will be counted against the shares of stock available for grant as one share.
     Any shares of stock that are potentially deliverable under any award granted under the Pinnacle West Capital Corporation 2002 Long-Term Incentive Plan or the Pinnacle West Capital Corporation 2000 Director Equity Plan will be added to the number of shares of stock available for grant under the 2007 Plan if the award expires or is cancelled or terminated without a delivery of such shares to the participant. In addition, any shares of stock that have been issued in connection with any award granted under those plans (such as restricted stock or performance shares) will be added to the number of shares available for grant under the 2007 Plan if the award is cancelled, forfeited, or terminated such that those shares are returned to the Company.
     A summary of the 2007 Plan’s principal provisions is set forth in the 2007 Proxy Statement, the pertinent provisions of which are attached to this Form 8-K as Exhibit 99.1 and incorporated into this Form 8-K by reference. The 2007 Plan is attached to this Form 8-K as Exhibit 10.1.
     Granting of Restricted Stock Units. On February 20, 2007, Pinnacle West’s Human Resources Committee, acting as the Committee under the 2007 Plan, granted conditional Restricted Stock Units to certain employees of the Company under the 2007 Plan. With the shareholder approval of the 2007 Plan, the restricted stock unit grants became effective.
     Restricted Stock Units are incentive awards that vest over a number of years if the award recipient remains employed by Pinnacle West or one of its subsidiaries. Each Restricted Stock Unit represents the fair market value of one share of Pinnacle West’s common stock on each vesting date (the “Fair Market Value”), as described in more detail below. The Restricted Stock Units:
•	vest in one-fourth increments beginning on February 20, 2008, so that the Restricted Stock Units will be fully vested on February 20, 2011;

•	fully vest before the end of the regular vesting period if the participant retires (unvested Restricted Stock Units are forfeited if the participant terminates employment for any other reason);

•	are payable in cash or stock to the participant (the election as to whether a participant will receive cash or stock was made within thirty days of the date that the participant received the conditional

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grant) as the Restricted Stock Units vest, in an amount equal to the number of Restricted Stock Units vesting multiplied by the fair market value of a share of Pinnacle West common stock on the vesting date (in the case of a participant’s retirement before the end of the vesting period, the Restricted Stock Units are payable on the dates and in the percentages specified in the vesting schedule, even though fully vested); and

•	Accrue dividend rights equal to the amount of dividends that a participant would have received if the participant had directly owned one share of Pinnacle West common stock for each Restricted Stock Unit held by the participant, with the dividend rights payable only on the Restricted Stock Units that actually vest, plus interest at the rate of 5% per annum, compounded quarterly.
The following restricted Stock Unit grants were made to the “named executive officers” from the Company’s proxy statement relating to its May 23, 2007 annual meeting of shareholders: William J. Post, Chairman of the Board and CEO — 22,500; Jack E. Davis, President of the Company and Chief Executive Officer of Arizona Public Service Company (“APS”) — 10,000; Donald E. Brandt, Executive Vice President and Chief Financial Officer of the Company and President and Chief Financial Officer of APS — 10,000; and Armando B. Flores, Executive Vice President, Corporate Business Services of APS — 3,543.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On May 23, 2007, the Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to provide for the annual election of directors. A copy of the amended Articles of Incorporation is attached to this Form 8-K as Exhibit 4.1. On January 17, 2007, the Company’s Board of Directors approved an amendment to the Company’s Bylaws to provide for the annual election of all of the directors in order to make the Bylaws consistent with the change to the Articles of Incorporation. This amendment became effective on May 23, 2007 with the shareholders’ approval of the amended Articles of Incorporation. A copy of the amended Bylaws is attached to this Form 8-K as Exhibit 4.2. As a result of the approval of the amendment to the Company’s Articles of Incorporation, the following individuals were elected at the 2007 Annual Meeting to serve as directors of the Company until the 2008 Annual Meeting: Mses. Pamela Grant and Kathryn L. Munro and Messrs. Edward N. Basha, Jr., Jack E. Davis, Michael L. Gallagher, Roy A. Herberger, Jr., William S. Jamieson, Humberto S. Lopez, Bruce J. Nordstrom, William J. Post and William L. Stewart.
Item 9.01. Financial Statements and Exhibits (d) Exhibits.
4.1	Registrant: Pinnacle West Capital Corporation--Pinnacle West Capital Corporation Articles of Incorporation, amended as of May 23, 2007

4.2	Registrant: Pinnacle West Capital Corporation--Pinnacle West Capital Corporation Bylaws, amended as of May 23, 2007

10.1	Registrant: Pinnacle West Capital Corporation/Arizona Public Service Company--Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan

99.1	Registrant: Pinnacle West Capital Corporation/Arizona Public Service Company--Excerpt from Pinnacle West Capital Corporation 2007 Proxy Statement

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: May 25, 2007	By:	/s/ Donald E. Brandt
Donald E. Brandt
Executive Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: May 25, 2007	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Financial Officer

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